BARRETT OPPORTUNITY FUND, INC.

(formerly Salomon Brothers Opportunity Fund Inc)

125 Broad Street, 10th Floor

New York, New York 10004

December 12, 2006

Dear Shareholder:

I am pleased to announce that, at a Special Meeting of Shareholders held on November 30, 2006, the shareholders of Salomon Brothers Opportunity Fund Inc (the “Fund”) approved a new management agreement between the Fund and Barrett Associates, Inc. (“Barrett Associates”), a wholly-owned subsidiary of Legg Mason, Inc. The new agreement took effect on December 1, 2006. The fee schedule under the new management agreement is identical to the fee schedule under the Fund’s previous management agreement with ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc). In connection with the change to Barrett Associates, Peter Shriver became the President and Chief Executive Officer of the Fund, and Amy LaGuardia, CFA®, and Robert J Milnamow became responsible for the day-to-day management of the Fund’s portfolio, on December 1, 2006.

In addition, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an affiliate of Legg Mason, Inc. and Barrett Associates, now serves as the Fund’s sub-administrator pursuant to a sub-administration agreement between Barrett Associates and LMPFA. Barrett Associates, and not the Fund, pays LMPFA for its services as sub-administrator.

Shareholders also approved all proposed revisions to the Fund’s fundamental investment policies, as described in the Fund’s proxy statement dated November 13, 2006. The revised policies became effective on December 1, 2006.

Also effective December 1, 2006, the Fund changed its name to Barrett Opportunity Fund, Inc.

The Fund will continue to trade under the symbol “SAOPX.” You can make inquiries about the Fund or obtain shareholder reports by contacting your service agent, by calling Legg Mason Shareholder Services at 800-451-2010 or by writing to the Fund at 125 Broad Street, New York, New York 10004. Please note that the Fund’s address is not changing as a result of the management change because of the retention of LMPFA as the Fund’s sub-administrator. The address of Barrett Associates is 90 Park Avenue, 34th Floor, New York, New York 10016.

On behalf of the Directors and officers of the Fund, I also want to thank you for your ongoing confidence in the Fund.

Sincerely,

Rosalind A. Kochman

Chairperson

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